SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 31, 2003


                             VENUS EXPLORATION, INC.
               (Exact name of registrant specified in its charter)


                                    Delaware
                            (State of incorporation)


                    0-14334                     13-3299127
           (Commission File Number) (IRS Employer Identification No.)


                               1250 N.E. LOOP 410
                                    SUITE 205
                            SAN ANTONIO, TEXAS 78209
              (Address of Registrant's principal executive offices)




       Registrant's telephone number, including area code: (210) 930-4900



                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On January 31, 2003, Venus Exploration, Inc. (the "Company") completed the sale of its interest in certain leases, lands and wells in the Constitution Field in Jefferson County, Texas. The purchaser was Samson Lone Star Limited Partnership ("Samson"). The properties sold included interests in four wells, together with certain oil, gas and mineral leases and other agreements relating to properties located in the Constitution Field. The purchase price of $2,115,000 was based on arm's length negotiations between the parties, taking into account a number of considerations, including the location of the properties, the prices be paid for production from those wells, the production rates and the costs of production. After certain adjustments required pursuant to the Purchase and Sale Agreement dated January 15, 2003, by and between the Company and Samson, the Company received net sales proceeds of approximately $1,658,000.

The sale to Samson was closed pursuant to an order of the United States Bankruptcy Court for the Eastern District of Texas, Beaumont Division. Pursuant to the bankruptcy court's order, except for approximately $146,000 which was applied by the Company to the payment of ad valorem taxes, all of the proceeds from the sale to Samson have been placed in escrow pending further authorization of the bankruptcy court.

ITEM 5. OTHER EVENTS

On November 21, 2002, the Company closed on the sale of a development drilling project in the Hansford Field, Hansford County, Texas, under which the Company retained a 5% carried working interest on the first three wells to be drilled, which interest increases to a 15% working interest after payout of all costs of the first three new wells to be drilled. The initial well under this drilling program was drilled to a total depth of 7,840 feet on February 3, 2003, where production casing was run to attempt completion in at least 3 different prospective gas reservoirs which are possibly gas productive according to evaluation of electric logs and other open hole data. The Company received net cash proceeds of approximately $400,000 in connection with the Hansford Field sale.

John Y. Ames, President, Chief Operating Officer and a Director of the Company, resigned effective January 31, 2002, from his positions as the Company's President and Chief Operating Officer; however, Mr. Ames continues to serve as a Director of the Company and to perform certain services as a consultant to the Company.

Effective December 23, 2002, the Board of Directors appointed Will C.
Jones, IV to serve as Director of the Company. Mr. Jones is the son-in-law of Chairman, Chief Executive Officer and Director Eugene L. Ames, Jr., and the brother-in-law of Director John Y. Ames. He is currently a shareholder of Earl & Brown, P.C. Mr. Jones and Earl & Brown, P.C. provide legal counsel to the Company. In 2002, the Company paid Earl & Brown, P.C. in excess of $60,000 for such services.

A hearing in the United States Bankruptcy Court for the Eastern District of Texas, Beaumont Division, originally scheduled for January 21, 2003, to consider the involuntary Chapter 11 bankruptcy petition filed against the Company by certain of its creditors on October 8, 2002, has been rescheduled for February 27, 2003. The Company has filed a motion to dismiss and answer in the case, and is continuing to negotiate with its creditors in an effort to reach an out of court settlement and dismissal of the bankruptcy.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

a.       Financial Statement of Business Acquired

         None.

b.       Pro Forma Financial Information

         As discussed in Item 2 above, on January 31, 2003, the Company completed the sale of certain oil and gas properties in the Constitution Field in Jefferson County, Texas, to Samson Lone Star Limited Partnership. As discussed in Item 5 above, on November 21, 2002, the Company completed a sale of a development drilling project in the Hansford Field, Hansford County, Texas. The Unaudited Pro Forma September 30, 2002 Consolidated Balance Sheet is presented assuming the sales of the properties occurred on September 30, 2002. The Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2002 is presented as if the sales of the properties occurred on January 1, 2002. The Unaudited Pro Forma Consolidated Financial Statements may not necessarily be indicative of the results which would actually have occurred if the sales of the properties had been in effect as of the date or for the periods indicated.




                     VENUS EXPLORATION, INC. AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEETS

                                                         As Reported                Pro forma Adjustments             Pro forma
                                                           9/30/02               Hansford        Constitution           9/30/02
                                                        --------------       -------------       -------------       -------------
ASSETS
     Current assets:
         Cash and equivalents                           $     61,336         $     (10,033)      $                   $     51,303
         Cash held in escrow                                                                        1,512,474           1,512,474
         Trade accounts receivable                           497,290                                                      497,290
         Prepaid expenses and other                          172,786                                                      172,786
                                                        --------------       -------------       -------------       -------------
                     Total current assets                    731,412              (10,033)          1,512,474           2,233,853
     Oil and gas properties and equipment, at cost
         under the successful efforts method, net          2,053,080             (207,877)                              1,845,203
     Oil and gas properties held for sale, net             2,299,085                               (2,197,593)            101,492
     Other property and equipment, net                       104,189                                                      104,189
     Deferred financing costs, at cost less
         accumulated Amortization                            101,643                                                      101,643
     Other assets, at cost less accumulated
         amortization                                         15,385                                                       15,385
                                                        --------------       -------------       -------------       -------------
TOTAL ASSETS                                            $  5,304,794         $   (217,910)       $   (685,119)       $  4,401,765
                                                        ==============       =============       =============       =============
 LIABILITIES AND SHAREHOLDERS' EQUITY
    (DEFICIT) Current liabilities:
         Trade accounts payable                         $  6,505,443         $                   $   (370,441)       $  6,135,002
         Other liabilities                                   335,527                                                      335,527
         Current notes payable                             2,000,000             (400,000)                              1,600,000
                                                        --------------       -------------       -------------       -------------
                     Total current liabilities             8,840,969             (400,000)           (370,441)          8,070,528
     Other long-term liabilities                              11,793                                                       11,793
                                                        --------------       -------------       -------------       -------------
                     Total liabilities                     8,852,762             (400,000)           (370,441)          8,082,321
     Shareholders' equity (deficit):
         Preferred stock; par value of $0.01;
           5,000,000 shares authorized; none issued
           & outstanding
         Common stock; par value of $.01; 50,000,000
           shares authorized; 12,745,610 issued and
           12,448,730 outstanding                            124,756                                                      124,756
         Additional paid-in capital                       18,939,990                                                   18,939,990
         Accumulated deficit                             (22,572,472)             182,090            (314,678)        (22,705,060)
          Less cost of treasury stock (26,880 shares)        (40,242)                                                     (40,242)
                                                        --------------       -------------       -------------       -------------
                     Total shareholders'
                        equity (deficit)                  (3,547,968)             182,090            (314,678)         (3,680,556)

     Commitments and contingencies
                                                        --------------       -------------       -------------       -------------
TOTAL LIABILITIES AND SHAREHOLDERS'
   EQUITY                                               $   5,304,794        $   (217,910)       $   (685,119)       $  4,401,765
                                                        ==============       =============       =============       =============

See accompanying notes to consolidated financial statements.


                     VENUS EXPLORATION, INC. AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                        As Reported                                                   Pro forma
                                                           Nine                                                          Nine
                                                          Months                                                        Months
                                                           Ended                 Pro forma Adjustments                  Ended
                                                          9/30/02               Hansford        Constitution           9/30/02
                                                       --------------       -------------       -------------       ---------------

Oil and gas revenues                                   $  1,002,213         $    (36,337)       $                   $    965,876
                                                       --------------       -------------       -------------       ---------------
Cost of operations:
   Production Expense                                       551,286               (5,413)                                545,873
   Exploratory expense, w/ dry holes                        503,557                                                      503,557
   Impairment of oil and gas properties                           -
   Depletion, depreciation, and amortization                120,509               (1,177)                                119,332
   General and administrative                             1,373,297                                                    1,373,297
                                                       --------------       -------------       -------------       ---------------
       Total expenses                                     2,548,648               (6,590)                  0           2,542,058
       Operating loss                                    (1,546,435)             (29,747)                  0          (1,576,182)
Other income (expense):
   Interest expense                                        (366,771)                                                    (366,771)
   Gain on sale of assets                                     9,430              182,090                                 191,520
   Interest and other income (expense), net                   5,614                                                        5,614
                                                       --------------       -------------       -------------       ---------------
                                                           (351,727)             182,090                   0            (169,637)
Loss from continuing operations before income taxes      (1,898,162)             152,343                   0          (1,745,819)

Income tax expense
                                                       --------------       -------------       -------------       ---------------
Loss from continuing operations                          (1,898,162)             152,343                   0          (1,745,819)

Sale of properties
   Income (loss) from discontinued operations
     (including net gain on sale of $315,850 and
     impairment of $1,424,000) as reported and
     gain of $315,850 and impairment of
     $1,702,312 in pro forma                               (912,878)                                (460,783)         (1,373,661)
                                                       --------------       -------------       -------------       ---------------
         Net gain (loss)                               $ (2,811,040)        $    152,343        $   (460,783)       $ (3,119,480)
                                                       ==============       =============       =============       ===============

 Basic and diluted earnings (loss) per share
   Income (loss) from continuing operations            $     (0.15)                                                 $      (0.14)
   Income (loss) from discontinued operations                (0.07)                                                        (0.11)
                                                       --------------       -------------       -------------       ---------------
         Net loss                                      $     (0.23)                                                 $      (0.25)
                                                       ==============       =============       =============       ===============

Common shares and equivalents outstanding,
   Basic and diluted                                     12,448,730                                                   12,448,730
                                                       ==============                                               ===============



                             VENUS EXPLORATION, INC.
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                  For the Nine Months Ended September 30, 2002

     1. BASIS OF PRESENTATION

     The Unaudited Pro Forma September 30, 2002 Consolidated Balance Sheet is presented assuming the sales of the properties occurred on September 30, 2002. The Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2002 is presented as if the sales of the properties occurred on January 1, 2002. The Unaudited Pro Forma Consolidated Financial Statements may not necessarily be indicative to the results which would actually have occurred if the sales of the properties had been in effect as of the date or for the periods indicated.

     2. PRO FORMA ADJUSTMENTS - STATEMENTS OF OPERATIONS

     The pro forma adjustments to the Unaudited Pro Forma Consolidated Statements of Operations reflect the following:

     (a) DEPRECIATION, DEPLETION AND AMORTIZATION - The adjustment reflects the pro forma depreciation, depletion and amortization expense based on the use of adjusted capitalized costs and proved reserves.

     (b) INCOME TAXES - No adjustments to income tax expense or benefit have been reflected in the unaudited pro forma statements of operations due to the net operating losses and the uncertainty of realizing deferred tax benefits.

     (c) EARNINGS (LOSS) PER SHARE - The weighted average number of shares of Common Stock outstanding is based on the number of shares outstanding. Options and warrants outstanding are not reflected in the pro forma earnings (loss) per share calculations because they would be anti-dilutive.

     3. PRO FORMA ADJUSTMENTS - BALANCE SHEET

     The pro forma adjustments to the Unaudited Pro Forma Consolidated Balance Sheet reflect the following:

     (a) NET OIL AND GAS PROPERTIES - The adjustment to Net Oil and Gas Properties reflects the net book value of the properties sold.

     (b) TRADE ACCOUNTS PAYABLE - The adjustments to Trade Accounts Payable reflect payments of accrued revenue payables and trade payables attributable to the properties sold.

     (c) CURRENT MATURITIES OF LONG-TERM DEBT, INCLUDING LONG-TERM DEBT RECLASSIFIED AS CURRENT - The adjustments to current maturities of long-term debt, including long-term debt reclassified as current reflect the paydown of the debt that actually occurred when the properties were sold.

     (d) RETAINED EARNINGS (DEFICIT) - The adjustment to Retained Earnings (Deficit) reflects the effect of the sale of the properties on the accumulated deficit.

c.       Exhibits

         2.1 Purchase and Sale Agreement dated January 15, 2003, by and between Venus Exploration, Inc. and Samson Lone Star Limited Partnership.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 17, 2003                      VENUS EXPLORATION, INC.


                                                 BY:  /s/ EUGENE L. AMES, JR.
                                                      -------------------------
                                                     Eugene L. Ames, Jr.
                                                     Chief Executive Officer